EXHIBIT 10.2

U.S. POSTAL SERVICE:  CONTRACT/ORDER MODIFICATION              Page 1 of 1 Pages

1.  MODIFICATION NO. M 008 CONTRACT/ORDER/AGREEMENT: 072368-01-P0380

2.  a. DATE ISSUED: 10/08/2004
    b. PR NO.: 05-00492
    c. FINANCE NO:
    d. TIN/SSN: 251894655

3.  SUPPLIER:
    SECURITY MANUFACTURING CORP.
    815 S. MAIN ST.
    GRAPEVINE, TX  76051-5535

    ATTENTION:  ROY GLOSSER
    (800) 828-9118

4.  ISSUED BY:
    USPS DIE-TEL CMC
    DELIVERY SERVICES EQUIP CT
    P.O. Box 27496 Greensboro, NC 27498-0001

    FOR INFORMATION CALL:
    Pamela L. Scharffbillig C.P.M.
    (336) 665-2859
    pacharff@small.usps.gov ACO CODE: 1CDSEQ

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of Supplemental Agreement.

6.  DESCRIPTION OF MODIFICATION:
    072368-01-P-0380
    This   modification  is issued to attend the period of performance  for this national contract for Central Delivery Equipment via eBay. New period of performance is 10/15/04 to 02/28/05.

    Unit prices changes are shown below and are effective 10/15/04:
    Type I            -       $800.00
    Type II           -       $785.00
    Type III          -       $857.00
    Type IV           -       $827.00

    Except   as  provided  herein,  all  terms  and  condition  of the  document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7.  ACCOUNT PAYABLE DATA   X  is not, is changed, see

    Previous Grand Total:              $15,000,000.00
    Value of Modification:                      $0.00
    New Grand Total:                   $15,000,000.00

    The  supplier   is not   X  is required  to sign and  return an  original
    and 1 copy(ies)  of this modification to the Issuing Office (See Block 4).

8.  SIGNATURES:


                          SUPPLIER                                                     U.S. POSTAL SERVICE

    /s/ Roy Glosser                            10/8/04               /s/ Peter J. Nieradica, C.P.M.       10/8/04
    ---------------------------------------   -------------          ---------------------------------   ----------
                      Signature                  Date                            Signature                  Date

    Roy Glosser                                                       Peter J. Nieradica, C.P.M.
    ---------------------------------------                           --------------------------------
       Name of Person Authorized to Sign                                    Contracting Officer

    President
    ---------------------------------------
                     Title
